UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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of the Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION
Hidden Pines Farm, 14090 Hopewell Road,
Alpharetta, Georgia 30004

April [●], 2023

Dear Shareholders:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of AXIOS Sustainable Growth Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “AXIOS,” “we,” “us” or “our”), to be held on May 15, 2023 at 10:00 a.m., Eastern Time or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This Extraordinary General Meeting is being held in lieu of the 2023 annual general meeting, and shareholders will have the opportunity to present questions to management of the Company. The formal meeting notice and proxy statement for the Extraordinary General Meeting are attached.

The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/[●] and entering the 12 digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Shearman & Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002, United States of America.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business AXIOS will conduct at the Extraordinary General Meeting (unless AXIOS determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement) and provide information about AXIOS that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated April [●], 2023, and is first being mailed to shareholders on or about that date, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal 1  —  The Extension Amendment Proposal: A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “Articles” or “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months from May 18, 2023 (the “Current Termination Date”) to November 18, 2023 (the termination date as so extended, the “Extended Termination Date”) (we refer to this proposal as the “Extension Amendment Proposal”); and

Proposal 2  —  The Founder Share Amendment Proposal: A proposal, by special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the Current Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share to convert into Class A ordinary shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and

Proposal 3  —  The Adjournment Proposal: A proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal (we refer to this proposal as the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

i

We hope you can join us. AXIOS will also be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

US Toll Free	[●]

International Toll (Standard rates apply)	[●]

Participant Passcode	[●]

Live Webcast:	[●]

Even if you are planning to attend the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Notice of the Extraordinary General Meeting of Shareholders, the proxy statement and the proxy card accompany this letter are also available from our proxy solicitor Morrow Sodali LLC toll-free at 1-800-662-5200 or email at AXAC.info@investor.morrowsodali.com.

The purpose of the Extension Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). The Company’s Current Charter provides that the Company has until May 18, 2023 to complete its initial business combination.

Our Board of Directors (the “Board”) has determined that it is in the best interests of the Company and its shareholders to allow the Company to extend the time to complete a business combination for an additional six months from May 18, 2023 to November 18, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination to be extended to the Extended Termination Date.

If our Board of Directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares, in accordance with the Articles.

The purpose of the Founder Share Amendment is to provide the holders of the Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the Extension and the consummation of the Company’s initial business combination.

In connection with the Charter Amendment Proposals, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s Trust Account at Continental Stock Transfer and Trust Company (“Trust Account”), including interest not previously released to the Company to pay any applicable franchise and income taxes divided by the number of then outstanding public shares (the “Withdrawal Amount”), regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposals, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Current Charter, as amended by the Charter Amendment Proposals.

However, the Company will not proceed with the Charter Amendment Proposals if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $42.7 million of marketable securities as of March 31, 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by November 18, 2023. AXIOS Sponsor LP (the “Sponsor”), our officers and directors and our other initial shareholders, own an aggregate of 4,102,500 of our Ordinary Shares, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our Sponsor owns 8,445,000 private placement warrants, which we refer to as the “Private Warrants,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Warrants held by the Sponsor will become worthless.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or May 11, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

As of March 31, 2023, there was approximately $42.7 million in the Trust Account. If the Charter Amendment Proposals are approved and the Company extends the Combination Period from May 18, 2023 to November 18, 2023, the redemption price per share at the meeting for a business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemptions and without taking into account any interest).

If the Charter Amendment Proposals are not approved and we do not consummate a business combination by May 18, 2023, as contemplated by our IPO prospectus and in accordance with the Company’s Current Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Warrants.

Our Board has fixed the close of business on April [●], 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate by virtual attendance at the Extraordinary General Meeting, please take the time now to read the proxy statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of the Ordinary Shares you own, your virtual attendance or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Company’s Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Proposals at the Extraordinary General Meeting. Whether or not you plan to participate virtually in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in AXIOS Sustainable Growth Acquisition Corporation.

Sincerely,

/s/ Benedikt Förtig
Benedikt Förtig
Chief Executive Officer
April [●], 2023

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION
Hidden Pines Farm, 14090 Hopewell Road,
Alpharetta, Georgia 30004
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2023

April [●], 2023

To the Shareholders of AXIOS Sustainable Growth Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of AXIOS Sustainable Growth Acquisition Corporation, a Cayman Islands exempted company (the “Company”), will be held on May 15, 2023, at 10:00 a.m. Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This Extraordinary General Meeting is being held in lieu of the 2023 annual general meeting. For purposes of the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the Extraordinary General Meeting shall be at the offices of Shearman & Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002, United States of America. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at [●]. We hope you can join us.

AXIOS will also be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

US Toll Free	[●]

International Toll (Standard rates apply)	[●]

Participant Passcode	[●]

Live Webcast	[●]

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

Proposal 1 — The Extension Amendment Proposal:   a proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “Articles” or “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months from May 18, 2023 (the “Current Termination Date”) to November 18, 2023 (the termination date as so extended, the “Extended Termination Date”)

Proposal 2  —  The Founder Share Amendment Proposal: A proposal, by special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the Current Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share to convert into Class A ordinary shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and

Proposal 3  —  The Adjournment Proposal: A proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals (we refer to this proposal as the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The Board has fixed the close of business on April [●], 2023 as the record date for the Extraordinary General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact the Company’s proxy solicitor, toll-free at 1 800 662-5200 or email at AXAC.info@investor.morrowsodali.com.

By Order of the Board of Directors

/s/ Benedikt Förtig
Chief Executive Officer
April [●], 2023

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2023: THIS NOTICE OF MEETING, THE ACCOMPANY PROXY STATEMENT AND PROXY CARD TO THE SHAREHOLDERS WILL BE AVAILABLE AT [●]. FOR BANKS AND BROKERS, THE NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT ARE AVAILABLE AT [●].

v

6

PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2023

Date, Time and Place of the Extraordinary General Meeting

This proxy is solicited by the Board of Directors (the “Board”) of AXIOS Sustainable Growth Acquisition Corporation (the “Company,” “AXIOS,” or “we”), a Cayman Islands exempted company, in connection with the Extraordinary General Meeting of the Company (the “Extraordinary General Meeting”) to be held on May 15, 2023 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting.

The Company will be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

US Toll Free	[●]

International Toll	[●]

Participant Passcode	[●]

Live Webcast:	[●]

The principal executive office of the Company is Hidden Pines Farm, 14090 Hopewell Road, Alpharetta, Georgia 30004, and its telephone number, including area code, is (770) 813-6500.

This proxy statement is dated April [●], 2023 and is first being mailed to shareholders on or about April [●], 2023.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors.

While forward-looking statements reflect AXIOS’s good faith beliefs, they are not guarantees of future performance. AXIOS disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. For a further discussion of these and other factors that could cause AXIOS’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AXIOS’s prospectus (the “IPO Prospectus”) for its initial public offering, as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2022, and in other reports AXIOS files with the SEC. All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AXIOS (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus and (ii) other reports AXIOS files with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendment Proposals, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of special purpose acquisition companies (“SPACs”). Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants and rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the target company, including potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that anticipates completing its business combination within 24 months after the effective date of the IPO Registration Statement. We expect to complete our initial business combination within 24 months of such date. Regardless, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants and rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the target company, including potential price appreciation of our securities.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

AXIOS Sponsor LP, a Delaware limited partnership, is controlled by non-US residents. AXIOS is therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as AXIOS’s Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non- controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If AXIOS’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, AXIOS may determine that AXIOS is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the target company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent AXIOS from pursuing certain initial business combination opportunities that AXIOS believes would otherwise be beneficial to it and its shareholders. As a result, the pool of potential targets with which AXIOS could complete an initial business combination maybe limited and AXIOS may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If AXIOS cannot complete our initial business combination by May 18, 2023 (or if the Extension is approved, by November 18, 2023), because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, AXIOS may be required to liquidate. If AXIOS liquidates, AXIOS’s public shareholders may only receive approximately $[●] per share, and its warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the target company.

NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We cannot assure you that our securities will be, or will continue to be, listed on the NYSE in the future or prior to our initial business combination. In order to continue listing our securities on the NYSE prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum average global market capitalization and a minimum number of holders of our securities.

Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our share price would generally be required to be at least $4.00 per share, our global market capitalization would be required to be at least $150 million, the aggregate market value of our publicly-held shares would be required to be at least $40 million and we would be required to have a minimum of 400 round lot holders and 1,100,000 publicly held shares. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•	a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Class A ordinary shares, rights and warrants are currently listed on NYSE, those securities qualify as covered securities under such statute. If we were no longer listed on NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q:   Why am I receiving this proxy statement?

A:   We are a blank check company incorporated on November 30, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On February 18, 2022, we consummated our IPO from which we derived gross proceeds of $172,500,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, May 18, 2023). Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles to extend the date we have to consummate a business combination to November 18, 2023 in order to allow us and our Board to evaluate, negotiate and enter into an initial business combination, and subsequently our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.

Q:   What is being voted on?

A:   You are being asked to vote on:

•	a proposal, by special resolution, to amend our Articles to extend (the “Extension Amendment Proposal”) the date by which we have to consummate our initial business combination from May 18, 2023 to November 18, 2023 (the “Extension Amendment”); and
•	a proposal, by special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the Current Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share to convert into Class A ordinary shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and
•	a proposal, by ordinary resolution, to approve the adjournment (the “Adjournment”) of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals (we refer to this proposal as the “Adjournment Proposal”).

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. If the Extension Amendment is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Termination Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Charter Amendment Proposals if redemptions of our public shares in connection with the Charter Amendment Proposals would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposals.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $42.7 million that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Charter Amendment Proposals are not approved and we do not consummate a business combination by May 18, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:   Why is the Company proposing the Extension Amendment Proposal?

A:   Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before May 18, 2023. As we explain below, we will not be able to complete a business combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our Board believes is in the best interest of our shareholders.

Accordingly, our Board is proposing the Extension Amendment Proposal, by special resolution, to amend our Articles in the form set forth in the first resolution of Annex A hereto to extend the date by which we must: (1) consummate our business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from May 18, 2023 to November 18, 2023.

Q:   Why should I vote “FOR” the Extension Amendment Proposal?

A:   Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 18, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our Board believes in the best interests of the Company and its shareholders. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:   Why should I vote “FOR” the Adjournment Proposal?

A:   If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:   When would the Board abandon the Charter Amendment Proposals?

A:   Our Board will abandon the Charter Amendment Proposals if our shareholders do not approve the Charter Amendment Proposals. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Charter Amendment Proposals if redemptions of our public shares in connection with the Charter Amendment Proposals would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendments.

Q:   How do the Company insiders intend to vote their shares?

A:   Our Sponsor and officers and directors own 4,102,500 founder shares. Such founder shares represent approximately 46.7% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Charter Amendment Proposals and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Charter Amendment Proposals and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Charter Amendment Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposals.

We will file or submit a Current Report on Form 8-K to disclose any material arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the proposals to be put to the extraordinary general meeting or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

Q:   What vote is required to adopt the Extension Amendment Proposal?

A:   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3’s) of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:   What vote is required to adopt the Founder Share Amendment Proposal?

A:   The approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3’s) of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:   What vote is required to approve the Adjournment Proposal?

A:   The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:   What if I do not want to vote “FOR” the Charter Amendment Proposals?

A:   If you do not want the Charter Amendment Proposals to be approved, you must vote “AGAINST” the proposals. If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposals.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Charter Amendment Proposals.

Q:   What happens if the Charter Amendment Proposals are not approved?

A:   If the Charter Amendment Proposals are not approved and we do not consummate a business combination by May 18, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:   If the Charter Amendment Proposals are approved, what happens next?

A:   We will continue our efforts to consummate a business combination. Upon approval of the Charter Amendment Proposals by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our public shares, warrants and rights will remain publicly traded.

If the Charter Amendment Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.

If the Charter Amendment Proposals are approved but we do not complete a business combination by the Extended Termination Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Charter Amendments if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposals, and the consequences will be the same as if the Charter Amendment Proposals were not approved, as described above.

Q:   What happens to the Company warrants if the Charter Amendment Proposals are not approved?

A:   There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:   What happens to the Company warrants if the Charter Amendment Proposals are approved?

A:   If the Charter Amendment Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:   What happens to the Company rights if the Charter Amendment Proposals are not approved?

A:   There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up.

Q:   What happens to the Company rights if the Charter Amendment Proposals are approved?

A:   If the Charter Amendment Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Termination Date. The public rights will remain outstanding and will convert into Ordinary Shares upon the closing of a business combination.

Q:   If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:   If you do not elect to redeem your shares at this time, you will still be able to exercise redemption rights in respect of any future business combination subject to any limitations set forth in our Articles.

Q:   How do I change my vote?

A:   You may change your vote by sending a later-dated, signed proxy card to our Secretary, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by February 7, 2023 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

•	If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to [●]/, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
•	Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:   How are votes counted?

A:   Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Each Charter Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of at least two-thirds (2/3rds) of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:   If my shares are held in “street name,” will my broker automatically vote them for me?

A:   No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:   What is a Quorum requirement?

A:   A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of one-third of the Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 2,928,053 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:   Who can vote at the Extraordinary General Meeting?

A:   Only holders of record of our ordinary shares at the close of business on April [●], 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 8,784,159 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:   Does the board recommend voting for the approval of the Charter Amendment Proposals and the Adjournment Proposal?

A:   Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Charter Amendments, and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Charter Amendment Proposals and the Adjournment Proposal.

Q:   What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:   Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

Q:   Do I have dissenters’ or appraisal rights if I object to the Charter Amendment Proposals?

A:   Our shareholders do not have dissenters’ rights in connection with the Charter Amendment Proposals under Cayman Islands law.

Q:   What do I need to do now?

A:   We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:   How do I vote?

A:   If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:   How do I redeem my ordinary shares?

A:   Each of our public shareholders may submit an election that, if the Charter Amendments are implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Termination Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on May 11, 2023 (two (2) business days before the Extraordinary General Meeting).

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

Q:   How do I withdraw my election to redeem my ordinary shares?

A:   If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:   What should I do if I receive more than one set of voting materials?

A:   You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:   Who is paying for this proxy solicitation?

A:   We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $27,500. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Q:   Who can help answer my questions?

A:   If you have questions about the proposals or if you need additional copies of the proxy statement, or the enclosed proxy card, you should contact our proxy solicitor: Morrow Sodali LLC, toll-free at 1 800 662-5200 or email at AXAC.info@investor.morrowsodali.com.

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

EXTRAORDINARY GENERAL MEETING OF AXIOS SHAREHOLDERS

This proxy statement is being provided to AXIOS shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of AXIOS Shareholders to be held on May 15, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about April [●], 2023 to all shareholders of record of AXIOS as of April [●], 2023, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [●] and entering the 12 digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Shearman & Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002, United States of America, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. We hope you can join us.

AXIOS will also be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

US Toll Free	[●]

International Toll	[●]

Participant Passcode	[●]

Live Webcast:	[●]

While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.

The Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1 — The Extension Amendment Proposal:   A proposal (the “Extension Amendment Proposal”), by special resolution, to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “Articles” or “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months from May 18, 2023 (the “Current Termination Date”) to November 18, 2023 (the termination date as so extended, the “Extended Termination Date”).

Proposal 2  —  The Founder Share Amendment Proposal: A proposal, by special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the Current Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share to convert into Class A ordinary shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and

Proposal 3  —  The Adjournment Proposal: A proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Extension Amendment is to allow the Company an option to the time to complete a business combination (the “Combination Period”). The Company’s Current Charter provides that the Company has until May 18, 2023 to complete its initial business combination.

Our Board of Directors has determined that it is in the best interests of the Company and its shareholders to allow the Company to extend the time to complete a business combination for an additional six months from May 18, 2023 to November 18, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination to be extended to the Extended Termination Date.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on April [●], 2023 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournment or adjournments thereof.

The Company’s ordinary shares (the “Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the Extraordinary General Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either by a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about April [●], 2023.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under the laws of Cayman Islands and under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting is 8,784,159. Each Ordinary Share is entitled to one vote. The presence in person or by proxy of a corporation or other non-natural person by its duly authorized representative or by proxy or virtual attendance at the Extraordinary General Meeting of the holders of one-third of the Ordinary Shares will constitute a quorum. There is no cumulative voting under the laws of Cayman Islands or the governing documents of the Company. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, the bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 — The Extension Amendment is a matter that we believe will be considered “non-routine.”

Proposal 2 — The Founder Share Amendment is a matter that we believe will be considered “non-routine.”

Proposal 3 — The Adjournment is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Extension Amendment	Majority of at least two-thirds (2/3’s) of the shares by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted.	No

Founder Share Amendment	Majority of at least two-thirds (2/3’s) of the shares by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted.	No

Adjournment	Majority of the shares represented by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted	Yes

Abstentions and broker non-votes will have no effect on the vote for either of the proposals.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of our Ordinary Shares that you own.

•	You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal.
•	You can participate in the Extraordinary General Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $27,500. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Redemption Rights

Pursuant to our Current Charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two (2) business days prior to the Extraordinary General Meeting. Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $42.7 million on March 31, 2023, the estimated per share redemption price would have been approximately $[●].

In order to exercise your redemption rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern time on May 11, 2023 (two (2) business days before the Extraordinary General Meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.
•	The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment Proposals are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment is not approved and we do not consummate an initial business combination by May 18, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our warrants and rights will expire worthless.

PROPOSAL 1: THE EXTENSION AMENDMENT

The proposed Extension Amendment would amend our Current Charter to extend the date by which the Company has to consummate a business combination (the “Extension for an additional six months from May 18, 2023 (the “Current Termination Date”) to November 18, 2023 (the termination date as so extended, the “Extended Termination Date”). The Company currently has until May 18, 2023 to complete its initial business combination.

The complete text of the proposed amendment is attached to this proxy statement as the first resolution of Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Extension Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001 and we will move to liquidate the Trust Account and dissolve the Company promptly after the Extraordinary General Meeting.

Reasons for the Proposed Extension Amendment

The Company is proposing to amend its Current Charter to allow the Company to extend the time the Company has to consummate a business combination for an additional six months from May 18, 2023 to November 18, 2023.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by May 18, 2023, as contemplated by our IPO prospectus and in accordance with our Current Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under the laws of Cayman Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants and rights, which will expire worthless when we wind up.

Our Board of Directors has determined that it is in the best interests of the Company and its shareholders to allow the Company to extend the time to complete a business combination for an additional twelve (12) months from May 18, 2023 to November 18, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination to be extended to the Extended Termination Date.

Interests of Certain Persons in a business combination

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposals, you should keep in mind that the Company’s Sponsor, directors and officers and their affiliates (collectively, “Initial Shareholders”) have interests in a business combination that are different from, or in addition to, your interests as a shareholder, including:

•	If an initial business combination is not completed by May 18, 2023, the Company will be required to liquidate. In such event, 4,102,500 Ordinary Shares held by the Initial Shareholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such Ordinary Shares had an aggregate market value of approximately $42,501,900 based on the closing price of Ordinary Shares of $10.36 per share on the New York Stock Exchange (“NYSE”) as of January 20, 2023. The Initial Shareholders waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•	If an initial business combination is not completed by May 18, 2023, whether with Sponsor or with any other entity, the Company will be required to liquidate. In such event, the 8,445,000 Private Warrants purchased by the Sponsor for a total purchase price of $8,445,000, will be worthless. Such Private Warrants had an aggregate market value of approximately $3,800,250 based on the closing price of public warrants of $0.45 on NYSE as of January 20, 2023. The Sponsor waived its redemption rights and liquidation rights in connection with the purchase of the Founder Shares and the Private Warrants, and no other consideration was paid for such agreement.

•	The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of a business combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

•	The Sponsor will be liable under certain circumstances described in the IPO prospectus to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. If the Company consummates a business combination, on the other hand, AXIOS will be liable for all such claims.

•	The Sponsor and the Company’s officers and directors and their affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if a business combination is not completed by May 18, 2023, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, and the Sponsor and the Company’s officers and directors and their affiliates will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital if a business combination or another business combination is not completed within the allotted time period. As of March 31, 2023, the Sponsor, the Company’s officers and directors or their affiliates are owed out-of-pocket expenses for which they are awaiting reimbursement.

•	The Sponsor agreed to loan AXIOS an aggregate of up to $350,000 in a non-interest bearing working capital loan to cover expenses related to a business combination pursuant to a promissory note, dated December 12, 2021 (the “Note”). At March 31, 2023, $[●] was outstanding under the Note. At Lender’s option, upon the closing of its initial business combination, such Note may be repaid out of the proceeds of the Trust Account that holds a portion of the proceeds of the IPO and the concurrent sale of the Private Placement Warrants released to AXIOS or converted into warrants of the post-business combination entity at a price of $1.00 per warrant, such warrants to be identical to the Private Placement Warrants. If an initial business combination is not completed by May 18, 2023, we will repay such amounts only from funds held outside of the Trust Account. Such warrants have an aggregate market value of approximately $[●] based on the closing price of the Public Warrants of $[●] on the NYSE on January 20, 2023.

•	The Company’s officers and directors may make loans from time to time to the Company to fund certain capital requirements. As of the date hereof, no such loans have been made, but loans may be made after the date hereof. If a business combination with Sponsor is not consummated, the loans would not be repaid and would be forgiven except to the extent there are funds available to the Company outside of the Trust Account.

•	The Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the combined company following a business combination. For example, if the share price of the ordinary shares declined to $5.00 per share after the close of a business combination, the Company’s public shareholders that purchased shares in the initial public offering would have a loss of $5.00 per share, while the Company’s Sponsor would have a gain of $4.99 per share because it acquired the founder shares for a nominal amount.

Required Vote

Approval of the Extension Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands, being the affirmative vote of the holders of a majority of at least two-thirds (2/3rds) of the Ordinary Shares who, being present in person (including virtually) or represented or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved, the Sponsor determines not to fund any additional extension as permitted by the Current Charter, and we do not consummate an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

If your shares are held in “street name”, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Charter Amendment Proposals, unless you direct the holder how to vote, by marking your vote instruction card. Abstentions and broker non-votes will have no effect on the vote for the proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a business combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the applicable termination date.

Full Text of the Resolution

The full text of the resolution is set out in the first resolution of Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.
THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM
YOUR PUBLIC SHARES.

PROPOSAL 2: THE FOUNDER SHARE AMENDMENT PROPOSAL

We are proposing to amend our Articles to allow the Company to provide for the right of a holder of the Company’s Class B ordinary shares to convert into Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder.

Upon conversion of the Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares converted from Class B ordinary shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company and each of its officers and directors in connection with the IPO (the “Letter Agreement”). Additionally, the Class A ordinary shares converted from Class B ordinary shares will be subject to all of the restrictions applicable to Class B ordinary shares under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B ordinary shares until the earlier to occur of: (A) one year after the completion of an initial business combination or (B) the date on which the Company completes a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s Articles provide that the Class B ordinary shares automatically convert into Class A ordinary shares on a one-for-one basis, concurrently with or immediately following the consummation of a business combination and upon the election of the holders of the Class B ordinary shares. However, Article 49.10 of the Articles effectively prohibit the issuance of Class A ordinary shares prior to the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the Extension and the consummation of the Company’s initial business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, we will not amend our Articles to convert Class B ordinary shares to Class A ordinary shares. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A ordinary shares.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment is approved, the Company will file the amendment to the Articles with the Cayman Registrar in the form of Annex A hereto to allow the Company to convert the Class B ordinary shares to Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

The Board’s Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Founder Share Amendment is in the best interests of the Company and its shareholders.

The full text of the resolution to be proposed in connection with the Founder Share Amendment Proposal is set out as the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Required Vote

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place be confirmed by the chairman of the extraordinary general meeting be approved.”

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BUSINESS OF AXIOS AND CERTAIN INFORMATION ABOUT AXIOS

General

AXIOS is a Cayman Islands exempted company incorporated on November 30, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

IPO and Private Placement

On February 18, 2022, the Company consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), one right to acquire one-tenth of an Ordinary Share, and one redeemable warrant of the Company. Each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon consummation of our initial business combination. Each warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 9,920,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor and I-Bankers Securities, Inc. (“I-Bankers”), generating gross proceeds to the Company of $9,920,000. Of such amount, 8,445,000 Private Placement Warrants were purchased by the Sponsor and 1,475,000 Private Placement Warrants were purchased by I-Bankers. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) the Private Placement Warrants will not be redeemable by the Company; (2) the Ordinary Shares issuable upon exercise of the Private Placement Warrants may be subject to certain transfer restrictions contained in the Letter Agreement by and among the Company, the Sponsor and any other parties thereto, as amended from time to time; (3) the Private Placement Warrants may be exercised by the holders on a cashless basis; and (4) the holders of Private Placement Warrants (including the ordinary shares issuable upon exercise of such warrants) are entitled to registration rights.

A total of $175,950,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based Trust Account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination by May 18, 2023 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination by May 18, 2023, subject to applicable law.

On February 14, 2023, the Company convened an Extraordinary General Meeting solely with respect to the voting on the proposal to extend the date by which the Company must complete its initial business combination from February 18, 2023 to May 18, 2023. In connection therewith, holders of public shares were afforded the opportunity to require the Company to redeem their public shares for their pro rata share of the funds held in the trust account. 13,138,341 of the 17,250,000 public shares were redeemed at a redemption price of approximately $10.39 per share, leaving 4,111,659 public shares remaining outstanding. Following this redemption, the balance in the trust account was approximately $42.7 million.

In addition, the Company and the Sponsor entered into one or more agreements (the “Non-Redemption Agreements”) with third parties holding public shares in exchange for them agreeing not to redeem public shares at that Extraordinary General Meeting. The Non-Redemption Agreements provide for the allocation of one founder share held by the Sponsor in exchange for each five public shares the investor agreed to hold and not redeem at the Meeting. In accordance with the Non-Redemption Agreements and based upon the number of public shares not tendered for redemption by the counterparties to the Non-Redemption Agreements, the Sponsor has agreed to transfer an aggregate of 818,246 founder shares to such counterparties.

On February 18, 2022, the Company issued an aggregate of 360,000 Ordinary Shares (the “Representative’s Shares”) to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. I-Bankers has agreed not to transfer, assign or sell any of the Representative’s Shares until the completion of the Company’s initial business combination. In addition, I-Bankers has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination).

On February 18, 2022, the Company issued warrants to purchase 517,500 Ordinary Shares, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing thirty (30) days after the closing of the Company’s initial business combination and terminating on the fifth anniversary of the commencement date of sales in the IPO. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 180 days immediately following the commencement date of sales in the IPO. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the Company’s registration statement (File No. 333-262352) with respect to the registration under the Securities Act of 1933, as amended, of the Ordinary Shares issuable upon exercise of the Representative’s Warrants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of March 31, 2023 by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;
•	each of our directors, officers and director nominees; and
•	all our directors, officers and director nominees as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this prospectus.

	Class A Ordinary Shares		Class B Ordinary Shares
		Approximate		Approximate
		Percentage of		Percentage of
		Class of Issued		Class of Issued
		and		and
		Outstanding		Outstanding
	Beneficially	Ordinary	Beneficially	Ordinary
	Owned	Shares	Owned	Shares(2)
Name and Address of Beneficial Owner(1)
AXIOS Sponsor LP(3)	—	—	3,284,254	76.2%
Benedikt Förtig(3)	—	—	—	—
Jeffrey B. Kamins(3)	—	—	—	—
K. Lance Anderson(3)	—	—	—	—
Prof. Dr. h.c. Martin Richenhagen(3)	—	—	—	—
Paul Saint-Pierre(3)	—	—	—	—
Dr. Uwe Nickel(3)	—	—	—	—
Hans-Bernd Veltmaat(3)	—	—	—	—
Dr. Ram Bürgi-Krishnamurthy(3)	—	—	—	—
All directors and officers as a group (11 individuals)(3)	—	—	—	—
Five Percent Holders
Polar Asset Management Partners Inc.(4)	892,897	5.07%	—	—
Weiss Asset Management LP(5)	1,100,501	6.25%	—	—
Boothbay Fund Management, LLC(6)	1,100,000	6.25%	—	—
Mizuho Financial Group, Inc.(7)	1,222,551	6.94%	—	—
Glazer Capital, LLC(8)	1,696,778	9.64%	—	—
ATW SPAC MANAGEMENT LLC(9)	1,100,000	6.25%	—	—
Space Summit Capital LLC(10)	362,725	8.1%	—	—
Sea Otter Advisors LLC(11)	396,704	8.87%	79,340.8
Radcliffe Capital Management, L.P(12)	271,230	6.60%	54,246

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AXIOS Sustainable Growth Acquisition Corporation, Hidden Pines Farm, 14090, Hopewell Road, Alpharetta, Georgia 30004.

(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities.”

(3)	AXIOS Sponsor LP, our sponsor, is the record holder of the Class B ordinary shares reported herein. AXIOS EQT LLC, a Delaware limited liability company, is the general partner of our Sponsor and may be deemed to beneficially own shares held by our Sponsor. AXIOS EQT LLC is owned and managed by Benedikt Förtig. Except for Paul Saint-Pierre and K. Lance Anderson all of the members of our board of directors and certain members of our management team, including each of our officers, are direct and/or indirect members of our Sponsor.

(4)	According to a Schedule 13G filed with the SEC on February 9, 2023, Polar Asset Management Partners Inc., has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)	According to a Schedule 13G filed with the SEC on February 10, 2023, Weiss Asset Management LP, WAM GP LLC and Andrew M. Weiss, PH.D. have shared voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

(6)	According to a Schedule 13G filed with the SEC on February 10, 2023, Boothbay Fund Management, LLC and Ari Glass have shared voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 140 East 45th Street, 14th Floor, New York, NY 10017.

(7)	According to a Schedule 13G filed with the SEC on February 14, 2023, Mizuho Financial Group, Inc., has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of the reporting person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

(8)	According to a Schedule 13G filed with the SEC on February 14, 2023, Glazer Capital, LLC and Paul J. Glazer have shared voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(9)	According to a Schedule 13G filed with the SEC on February 14, 2023, ATW SPAC MANAGEMENT LLC, Antonio Ruiz-Gimenez and Kerry Propper have shared voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 17 State Street, Suite 2100, New York, New York 10004.

(10)	According to a Schedule 13G filed with the SEC on March 2, 2023, Space Summit Capital LLC has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of the reporting person is 15455 Albright Street, Pacific Palisades, CA 90272.

(11)	According to a Schedule 13G filed with the SEC on March 13, 2023, Sea Otter Advisors LLC has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of the reporting person is 107 Grand St, 7th Floor, New York, New York 10013.

(12)	According to a Schedule 13G filed with the SEC on March 8, 2023, Radcliffe Capital Management, L.P has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of the reporting person is 50 Monument Road, Suite 300 Bala Cynwyd, PA 19004.

Our initial shareholders beneficially own approximately 46.7% of our issued and outstanding ordinary shares (excluding the Class A ordinary shares issuable to I-Bankers) and have the right to appoint all of our directors prior to our initial Business Combination as a result of holding all of the founder shares. Holders of our Public Shares will not have the right to appoint any director to our board of directors prior to our initial Business Combination. In addition, because of their ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. The Company anticipates that the 2024 annual general meeting will be held no later than February 14, 2024. Assuming the 2024 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual general meeting.

If the Charter Amendments are not approved the Sponsor determines not to fund any additional extension as permitted by the Charter and we do not consummate an initial business combination by the Current Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no 2024 annual general meeting.

HOUSEHOLDING INFORMATION

Unless AXIOS has received contrary instructions, AXIOS may send a single copy of this proxy statement to any household at which two or more shareholders reside if AXIOS believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AXIOS’s expenses. However, if shareholders prefer to receive multiple sets of AXIOS’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AXIOS’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at AXIOS Sustainable Growth Acquisition Corporation, Hidden Pines Farm, 14090 Hopewell Road, Alpharetta, Georgia 30004, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendments or the Adjournment by contacting us at the following address or telephone number:

AXIOS Sustainable Growth Acquisition Corporation
Hidden Pines Farm, 14090 Hopewell Road,
Alpharetta, Georgia 30004
Attention; Chief Financial Officer

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Toll-free at 1 800 662-5200
Email at AXAC.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than May [●], 2023.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
April [●], 2023

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)   amending Article 49.7 by deleting the words:

“May 18, 2023”

and replacing it with the following:

“November 18, 2023”;

and

(b)   amending Article 49.8(a) by deleting the words:

“May 18, 2023”

and replacing them with the words:

“November 18, 2023”.

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.10 in its entirety and the insertion of the following language in its place:

49.10   After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares (other than on the occurrence of a conversion of Shares pursuant to Article 17.2) or any other securities, that would entitle the holders thereof to:

(a) receive funds from the Trust Account; or

(b) vote as a class with Public Shares on a Business Combination..

A-1

PROXY CARD

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be Held on May 15, 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at [●]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at [●].

The undersigned hereby appoints Benedikt Förtig or Dr. Ram Bürgi-Krishnamurthy as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of AXIOS Sustainable Growth Acquisition Corporation (the “Company”), to be held via teleconference as described in the proxy statement on May 15, 2023 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated [●], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

PROPOSAL 1. THE EXTENSION AMENDMENT PROPOSAL — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from MAY 18, 2023 to NOVEMBER 18, 2023:

For ☐      Against ☐       Abstain       ☐

PROPOSAL 2. THE FOUNDER SHARE AMENDMENT PROPOSAL — TO APPROVE, AS A SPECIAL RESOLUTION, AN AMENDMENT TO THE ARTICLES TO PROVIDE FOR THE RIGHT OF A HOLDER OF THE COMPANY’S CLASS B ORDINARY SHARES, PAR VALUE $0.0001 PER SHARE, TO CONVERT INTO CLASS A ORDINARY SHARES ON A ONE-FOR-ONE BASIS PRIOR TO THE CLOSING OF AN INITIAL BUSINESS COMBINATION AT THE ELECTION OF THE HOLDER:

For ☐       Against ☐       Abstain ☐

PROPOSAL 3. THE ADJOURNMENT PROPOSAL — TO APPROVE, AS AN ORDINARY RESOLUTION, THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, (i) TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABLULATED VOTE AT THE TIME OF THE EXTRAORDINARY GENERAL MEETING, THERE ARE INSUFFICIENT CLASS A ORDINARY SHARES, PAR VALUE $0.0001 PER SHARE (THE “PUBLIC SHARES”) AND CLASS B ORDINARY SHARES, PAR VALUE $0.0001 PER SHARE IN THE CAPITAL OF THE COMPANY REPRESENTED EITHER IN PERSON OR BY PROXY) TO APPROVE THE FOREGOING PROPOSALS OR (ii) IF THE HOLDERS OF THE PUBLIC SHARES HAVE ELECTED TO REDEEM AN AMOUNT OF SHARES IN CONNECTION WITH THE FOREGOING PROPOSALS SUCH THAT THE COMPANY WOULD NOT ADHERE TO THE CONTINUED LISTING REQUIREMENTS OF THE NASDAQ STOCK MARKET LLC.

For ☐       Against ☐       Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Signature should agree with name printed hereon. If a share is held in the name of more than one person, the vote of the senior holder who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members of the Company. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting by virtual attendance (Circle one): Yes No Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.